UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2017

OREXIGEN THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33415	65-1178822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3344 N. Torrey Pines Court, Suite 200 La Jolla, California		92037
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 875-8600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on July 14, 2017. The following is a brief description of each matter voted upon at the meeting and the number of votes cast for, withheld or against, the number of abstentions and the numbers of broker non-votes with respect to each matter, as applicable.

1.	To elect the following three nominees to the board of directors for a three-year term to expire at the 2020 annual meeting of stockholders:

Nominee	Shares Voted For	Voting Authority Withheld	Broker Non-Votes
Patrick J. Mahaffy	6,647,705	297,382	5,868,065
Michael A. Narachi	6,012,599	932,488	5,868,065

In accordance with the above results, each nominee was elected to serve as a director.

2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017:

For	Against	Abstain	Broker Non-Votes
12,679,321	107,739	26,092	--

In accordance with the above results, the appointment of Ernst & Young LLP was ratified.

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement:
For	Against	Abstain	Broker Non-Votes
6,019,996	243,331	679,760	5,868,065

In accordance with the above results, the compensation paid to the Company’s named executive officers was approved on an advisory basis.

4.	To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers:

1 Year	2 Year	3 Year	Abstain	Broker Non-Votes
1,181,083	151,719	4,939,174	673,111	5,868,065

In accordance with the above results, the Company’s stockholders voted in favor of conducting an advisory vote on the compensation of the Company’s named executive officers once every three years.

5.

To ratify the filing and effectiveness of the certificate of amendment to the Company’s certificate of incorporation filed with the Secretary of State of the State of Delaware on July 8, 2016 and the one for ten reverse stock split of the Company’s common stock that was effected thereby and became effective on July 11, 2016 (the “Amendment Ratification”):

For	Against	Abstain	Broker Non-Votes
11,234,444	897,130	681,578	--

In accordance with the above results, the Amendment Ratification was ratified and the Company has filed a certificate of validation in respect of the Amendment Ratification with the Secretary of State of the State of Delaware.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OREXIGEN THERAPEUTICS, INC.

Date: July 14, 2017	By:	/s. Michael A. Narachi
	Name:	Michael A. Narachi
	Title:	Chief Executive Officer